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                                                                    EXHIBIT 10.1

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of June 23, 1999 between BOWATER INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" hereunder pursuant to Section 7.02(a) of the Existing Credit Agreement as defined below (each, a "Subsidiary Borrower" and, together with the Company, the "Borrowers"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to Section 12.06(b) of the Existing Credit Agreement (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Company, the Subsidiary Borrowers, the Banks, and the Administrative Agent are party to a 364-Day Credit Agreement dated as of June 24, 1998 (as in effect prior to the date hereof, the "Existing Credit Agreement"), providing for the making of loans by the Banks to the Company and the Borrowers in an aggregate original principal amount up to $650,000,000; and

                  WHEREAS, the parties hereto desire to amend in certain respects and to restate in its entirety the Existing Credit Agreement;

                  NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth in Section 2 hereof and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement (which Existing Credit Agreement is incorporated herein by this reference), as amended by the amendments set forth in Section 2 hereof:

                  Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

                  Section 2. Amendments. Subject to the satisfaction of the conditions specified in Section 3 hereof (and, in the case of Sections 2.03 and 2.04 below, Section 4 hereof), the Existing Credit Agreement shall be amended as follows:

                  2.01. General. Each reference to the "Agreement" or to the "Existing Credit Agreement" and words of similar import in the Existing Credit Agreement, as amended and restated hereby, and in the promissory notes (provided for in Section 2.08(d) of the Existing Credit Agreement) shall be a reference to the Existing Credit Agreement as


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         amended and restated hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                  2.02. Definitions. Section 1.01 of the Existing Credit Agreement shall be amended by adding and amending and restating the following definitions (to the extent already included in said Section 1.01), as follows:

                           "Amendment and Restatement" shall mean the Amended
                  and Restated 364-Day Credit Agreement dated as of June 23, 1999 between the Company, the Subsidiary Borrowers, the Banks and the Administrative Agent.

                           "Commitment" shall mean, for each Bank, the
                  obligation of such Bank to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding (a) in the case of a Bank that is a party to the Amendment and Restatement on the date thereof, the amount set opposite the name of such Bank on the signature pages to the Amendment and Restatement or (b) in the case of any other Bank, the aggregate amount of the Commitments of other Banks acquired by it pursuant to Section 12.06 hereof (in each case, as the same may be reduced from time to time pursuant to
                  Section 2.04 hereof or increased or reduced pursuant to said
                  Section 12.06(b)).

                           "Revolving Credit Termination Date" shall mean June
                  21, 2000, as such date may from time to time be extended as provided in Section 2.10 of the Existing Credit Agreement.

                  2.03 Utilization Fee. (a) Section 2.05 of the Existing Credit Agreement is amended by (i) (for convenience of reference only) re-entitling said Section 2.05 "Facility and Utilization Fees", (ii) placing the existing text of said Section 2.05 in its entirety and without change into a paragraph designated "(a)" under said Section
         2.05 and (iii) adding a new paragraph "(b)" thereto to read in its entirety as follows:

                           "(b) The Company shall pay to the Administrative
                  Agent for account of each Bank a utilization fee at a rate per annum equal to 0.25% on the aggregate outstanding principal amount of the Syndicated Loans made by such Bank hereunder for any period (during the period from and including June 23, 1999 to but not including the earlier of the date Commitments are terminated and the Revolving Credit Termination Date) that the aggregate principal outstanding amount of all Syndicated Loans hereunder exceeds 50% of the net amount of the Commitments after deducting the aggregate principal outstanding amount of all Money Market Loans hereunder at such time. Accrued utilization fee shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Revolving Credit Termination Date."


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                  (b) Sections 4.02 and 11.03 of the Existing Credit Agreement
         are amended by adding the words "or utilization fee" after the term "facility fee" appearing therein.

                  (c) Section 4.03 of the Existing Credit Agreement is amended by adding the words "and utilization fee" after the term "facility fee" appearing therein.

                  2.04. Lien Basket. Section 9.06(j) of the Existing Credit Agreement is amended by replacing "10%" with "15%".

                  2.05. Indebtedness Basket. Section 9.11(f) of the Existing Credit Agreement is amended by replacing "10%" with "15%".

                  Section 3. Conditions. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective as of June 23, 1999 (the "Restatement Effective Date") upon the satisfaction prior to such date of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

                  3.01. Execution. The Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Amended and Restated 364-Day Credit Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amended and Restated 364-Day Credit Agreement) that such party has signed a counterpart of this Amended and Restated 364-Day Credit Agreement.

                  3.02. Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Banks and dated the Restatement Effective Date) of Wendy C. Shiba, Esq., Vice President, Secretary and Assistant General Counsel of the Company, substantially in the form of Exhibit B to the Existing Credit Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby). The Company hereby requests such counsel to deliver such opinion.

                  3.03. Certificate as to Incumbency. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company in respect of each of the officers (a) who are authorized to sign this Amended and Restated 364-Day Credit Agreement on the Company's behalf and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amended and Restated 364-Day Credit Agreement, the promissory notes and the transactions contemplated hereby.

                  3.04. Certificate of Authorized Officer. The Administrative Agent shall have received a certificate of a duly authorized financial officer of the Company, dated the


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         Restatement Effective Date, stating that (a) no Default has occurred and is continuing as of such date, and (b) the representations and warranties contained in Section 8 of the Existing Credit Agreement, as amended and restated hereby, are true and complete on and as of such date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  3.05. Aggregate Outstanding Amount. On the Restatement Effective Date, the aggregate outstanding principal amount of all Loans made by the Banks to the Borrowers shall not be greater than $150,000,000.

                  3.06. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

The Administrative Agent shall notify the Company and the Banks of the occurrence of the Restatement Effective Date, and such notice shall be conclusive and binding.

                  Section 4. Effectiveness of Five-Year Credit Agreement Amendments. Subject to the conditions precedent set forth in Section 3 hereof, Sections 2.03 and 2.04 hereof shall become effective as of the Restatement Effective Date upon the due execution and delivery of an amendment by the required parties to the Five-Year Credit Agreement dated as of June 24, 1998 (the "Five-Year Agreement"), between the Company, the Subsidiary Borrowers, the Banks party thereto and The Chase Manhattan Bank, as administrative agent thereunder, that effects amendments to the Five-Year Agreement corresponding to those contained in Sections 2.03 and 2.04 hereof.

                  Section 5. Readjustment of Loans. On the Restatement Effective Date, the Banks shall take such actions, and make such adjustments among themselves, as shall be necessary so that their outstanding Syndicated Loans are held hereunder ratably in accordance with their respective Commitments as set forth on the signature pages hereto under the caption "Commitment".

                  Section 6. Counterparts. This Amended and Restated 364-Day Credit Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amended and Restated 364-Day Credit Agreement by signing any such counterpart.

                  Section 7. Expenses. Without limiting its obligations under
Section 12.03 of the Existing Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the

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preparation and administration of this Amended and Restated 364-Day Credit
Agreement and the transactions contemplated hereby.

                  Section 8. Binding Effect. This Amended and Restated 364-Day Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 9. Governing Law. This Amended and Restated 364-Day Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amended and Restated 364-Day Credit Agreement to be duly executed as of the date first above written.

                              COMPANY

                                   BOWATER INCORPORATED

Witness:   /s/ Duane A. Owens      By: /s/ William Harvey
         --------------------          -----------------------------------------
                                       Name:  William Harvey
                                       Title:  Vice President & Treasurer



                              ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent


                                   By: /s/ Robert Anastasio
                                       -----------------------------------------
                                       Name:  Robert Anastasio
                                       Title:  Vice President


                              BANKS
         Commitment

$16,500,000                        THE CHASE MANHATTAN BANK


                                   By: /s/ Robert Anastasio
                                       -----------------------------------------
                                       Name:  Robert Anastasio
                                       Title:  Vice President


$15,000,000                        THE BANK OF NEW YORK


                                   By: /s/ Ann Marie Hughes
                                       -----------------------------------------
                                       Name:  Ann Marie Hughes
                                       Title:  Vice President




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$15,000,000                        NATIONSBANK, N.A


                                   By: /s/ Michael W. Colon
                                       -----------------------------------------
                                        Name:  Michael W. Colon
                                        Title:  Vice President


$15,000,000                        FIRST UNION NATIONAL BANK


                                   By: /s/ J. Andrew Phelps
                                       -----------------------------------------
                                       Name:  J. Andrew Phelps
                                       Title: AVP


$15,000,000                        TORONTO DOMINION (TEXAS), INC.


                                   By: /s/ Alva J. Jones
                                       -----------------------------------------
                                       Name: Alva J. Jones
                                       Title:  Vice President

$15,000,000                        WACHOVIA BANK, N.A.


                                   By: /s/ Suzanne Morrison
                                       -----------------------------------------
                                       Name:  Suzanne Morrison
                                       Title:  Vice President


$12,000,000                        MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                                   By: /s/ Robert Bottamedi
                                       -----------------------------------------
                                       Name:  Robert Bottamedi
                                       Title:  Vice President



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$12,000,000                        THE BANK OF NOVA SCOTIA

                                   By: /s/ Patrick J. Hawes
                                       -----------------------------------------
                                       Name:  Patrick J. Hawes
                                       Title: Comptroller


$12,000,000                        SUNTRUST BANK, NASHVILLE, N.A.


                                   By: /s/ J. Lee Lamprecht
                                       -----------------------------------------
                                       Name:  J. Lee Lamprecht
                                       Title: S.V.P.


$7,500,000                         WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE
                                      NEW YORK BRANCH


                                   By: /s/ Cynthia M. Niesen
                                       -----------------------------------------
                                       Name:  Cynthia M. Niesen
                                       Title:  Managing Director


                                   By: /s/ Walter T. Duffy
                                       -----------------------------------------
                                       Name:  Walter T. Duffy III
                                       Title:  Vice President


$7,500,000                         BANK OF MONTREAL

                                   By: /s/ Brian L. Banke
                                       -----------------------------------------
                                       Name:  Brian L. Banke
                                       Title: Director



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$7,500,000                         DG BANK, DEUTSCHE
                                      GENOSSENSCHAFTSBANK, AG
                                      CAYMAN ISLANDS BRANCH

                                   By: /s/ Eric K. Zimmerman
                                       -----------------------------------------
                                       Name:  Eric K. Zimmerman
                                       Title:  Assistant Vice President


                                   By: /s/ Kurt A. Morris
                                       -----------------------------------------
                                       Name:  Kurt A. Morris
                                       Title:  Vice President